UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 23, 2006
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51838 (Commission File Number)	33-1117834 (IRS Employer Identification No.)

800 Second Avenue, 5th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
(212) 896-1255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into Material Definitive Agreement.
     On March 23, 2006, Global Traffic Network, Inc. (the “Company”) entered into option agreements with Scott Cody, Chief Financial Officer of the Company, and Gary Benson and Ivan Shulman, directors of the Company, pursuant to which Mr. Cody received a grant of 100,000 options and Messrs. Benson and Shulman each received a grant of 50,000 options. All of the options have an exercise price equal to the Company’s initial public offering price of $5.00 per share, and vest over a three year period beginning on the anniversary date of the date of grant. The options expire on March 23, 2016.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc.
Date: March 29, 2006	By:	/s/ Scott E. Cody
Scott E. Cody
Chief Operating Officer & Chief Financial Officer